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                                                                   EXHIBIT 10.28


                                      LEASE

     THIS LEASE is made and entered into as of April 1, 1998, by and between High Speed Access Corp., 1000 West Ormsby Avenue, Louisville, Kentucky (hereinafter referred to as "Tenant"), and Henry Vogt Machine Co., 1000 West Ormsby Avenue, Louisville, Kentucky 40210 (hereinafter referred to as "Landlord").

     WITNESSETH:

     WHEREAS, Landlord is the owner of certain real property and improvements ("VOGT INDUSTRIAL COMMONS") located at 1000 West Ormsby Avenue, Louisville, Kentucky 40210; and

     WHEREAS, Tenant desires to use and occupy a portion of the Vogt Industrial Commons as is specifically marked on Exhibit "A" annexed hereto (the "PREMISES") as a place of business;

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

     A. Term

        For the consideration set forth in paragraph B of this lease (the "LEASE"), Landlord does hereby lease the Premises to Tenant and Tenant hereby leases from Landlord the Premises for a period of one (1) year commencing on April 1, 1998, (the "COMMENCEMENT DATE"), and terminating at midnight on March 31, 1999.

     B. Rent; Security Deposit

        Tenant, in consideration of the Lease, agrees to pay to Landlord in check or certified funds the sum of $3,601 per month as rent beginning on the Commencement Date, and continuing every month thereafter during the term of the Lease. Rent shall be paid in advance on the first day of each month without notice or demand and without any set off or deduction. Rent shall be paid to Landlord at 1000 West Ormsby, Louisville, Kentucky 40210, Attention: Frank Horlander, Facilities Manager, or such other place as shall be agreed upon by the parties hereto.

        Should Tenant fail to pay when due any installment of rent, or any other sum payable to Landlord under the terms of this Lease, then interest at the lesser of (i) the highest lawful rate of interest per annum permitted in the State of Kentucky or (ii) sixteen percent (16%) per annum, shall accrue from and after the date of which any sum shall be due and payable, and such interest, together with a late charge of $50.00 to cover the extra expense involved in handling such delinquency, shall be paid by Tenant to Landlord at the time of payment of the delinquent sum. In addition to rent, all of the payments to be made by Tenant to Landlord, shall be deemed to be and shall become additional rent hereunder whether or not the same be designated as such, and shall be due and payable upon demand together with any interest thereon; and Landlord shall have the same remedies for failure to pay same as for nonpayment of rent.


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     C. The Premises; Quiet Enjoyment

        The Premises shall consist of the space marked on Exhibit "A" which is incorporated herein by reference. The Premises contain approximately 5584 square feet of office area.

        Tenant shall also have the Right of First Refusal with regard to the remaining space on the second floor: Suites 201, 220, 230 and 225. If, during the term of the lease, Landlord receives a bona fide offer for those suites, or any parts thereof, Tenant shall have the opportunity to match the offer and take the space. Landlord shall notify Tenant of the offer within 3 days of receiving the written offer and Tenant shall respond within 3 days of receiving Landlord's notification. Tenant's failure to respond within the time frame shall be deemed a waiver of its right.

        In addition to the Premises, Tenant shall have the following rights, privileges and entitlements, without further cost or expense:

        1.   Reasonable use of visitors parking in the "Visitors Parking Area";

        2. Assigned parking for up to 18 cars in the 10th Street Parking Lot; plus one spot in the parking garage;

        3.   Existing security, as available;

        Upon paying the rent herein reserved and performing and observing all other terms, covenants and conditions of this Lease on Tenant's part to be performed and observed, Tenant shall peaceably and quietly have, hold and enjoy the Premises during term without interference by Landlord, subject, nevertheless, to the terms of this lease and to any mortgages, ground or underlying leases, agreements and encumbrances to which this Lease is or may be subordinated.

     D. Use of Premises

        Landlord and Tenant agree that they will not compete with one another with respect to the operation of their respective businesses during the lease term. Subject to and in accordance with all rules, regulations, laws, ordinances, statutes and requirements of all governmental authorities, the Fire Insurance Rating Organization, the Board of Fire Insurance Underwriters and Landlord's insurance carrier, Tenant shall use the Premises solely for the purpose listed above and for no other purposes.

     E. Common Areas

        The use and occupancy by the Tenant of the Premises shall include a license to use in common with the others entitled thereto, the Common Areas, as may be designated from time to time by Landlord. Tenant shall pay the sum of $111 per month (which is included in the rent) for the use of common areas and maintenance. The term "Common Areas" as used in this Lease

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shall mean all facilities furnished to Vogt Industrial Commons and designated by
Landlord for the general use, in common, with other occupants of Vogt Industrial Commons, including Tenant, its officers, agents, employees and customers, which facilities may include, but are not limited to, the parking areas, streets, passenger vehicle roadways, sidewalks, walkways, service areas, roadways, loading platforms, drainage and plumbing systems, roof, canopies, ramps, landscape areas and other similar facilities available for common use which may from time to time exist. Common Areas shall be subject at all times during the term to reasonable rules and regulations adopted by the Landlord not in conflict with any of the express provisions hereof governing the use of the parking areas, walks, driveways, passageways, signs, exteriors of building, lighting and other matters affecting other Tenants in, and the general management and appearance of the Vogt Industrial Commons. Tenant agrees to comply with all such rules and regulation upon notice to the Tenant from the Landlord. Tenant expressly agrees as follows:

        1. All garbage and refuse shall be placed outside of the Premises prepared for collection in the manner and at the times and places specified by Landlord. Tenant shall pay the cost of removal of any Tenant's refuse and garbage and maintain all loading areas in a clean manner satisfactory to the Landlord. Landlord reserves the right to specify Tenant's waste removal company.

        2. Tenant shall keep and maintain the Premises in a neat and clean condition.

        3. Tenant shall not install, operate or maintain in the Premises or in any other area of the Vogt Industrial Commons, any electrical equipment which does not bear underwriter's approval, or which would overload the electrical system or any part thereof beyond its capacity for proper and safe operation as determined by Landlord.

        4. Tenant shall not suffer, allow or permit any vibration, noise, light, emission, odor or other effect to emanate from the Premises, or from any machine or other installation therein, or otherwise suffer, allow or permit the same to constitute a nuisance or otherwise interfere with the safety, comfort and convenience of the Landlord or any of the other occupants of the Vogt Industrial Commons, or their customers, agents, or guests or any others lawfully in or upon the Vogt Industrial Commons. Upon notice by Landlord to Tenant that any of the aforesaid is occurring, Tenant agrees to forthwith remove or control the same.

        5. Tenant will confine access and movement of Tenant's employees, suppliers, contractors, customers and guests to areas defined in section (C).

        6. Vending Machines - Landlord reserves the right to provide any vending machines to be located on the Premises and to locate vending machines in all Common Areas. Placement of vending machines within the Premises shall be subject to the consent of Tenant, which shall not unreasonably be withheld.

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     F. Signs, Awnings, Canopies

        Landlord reserves the right to erect and maintain such suitable signs as it may deem appropriate in Landlord's sole discretion, to advertise the Vogt Industrial Commons. Tenant, at its own expense, may erect and maintain only such signs as Landlord may approve in writing. Tenant shall submit detailed drawings of its sign for review and approval by Landlord prior to the installation thereof. Tenant shall also provide Landlord with a copy of any necessary permits for installation of its sign prior to installation thereof.

     G. Assignment

        Tenant shall not take any of the following actions without the prior written consent of the Landlord which consent may be withheld in Landlord's sole and absolute discretion:

        1. Assign, transfer, or pledge this Lease, or any part of, or interest in the Premises;

        2.   Sublet the Premises or any part thereof; or

        3. Permit the Premises or any part thereof to be used by anyone other than Tenant or persons designated by Landlord.

     H. Waste

        Tenant shall not commit nor allow any other person to commit any waste on the Premises. In the event that any improvement on the Premises is damaged or destroyed by Tenant, Tenant's invitee, licensee or guest, it is agreed that Landlord shall have no obligation to restore the same or to refund any portion of the rent paid by Tenant. Tenant shall be responsible for restoring, at Tenant's sole cost and expense, any such damage or destruction occurring on or to the Premises. "Improvement" shall include, without limitation, all buildings, fences, and all other structures currently existing or hereafter placed upon the Premises.

     I. Hazardous Materials

        Tenant agrees that Tenant, its agents, servants, employees, licensees, guests and contractors, shall not use, manufacture, store or dispose of any flammable explosives, radioactive materials, hazardous waste or materials, toxic wastes or materials or other similar substances (collectively "Hazardous Materials") on, under or about the Premises or the Vogt Industrial Commons. If Tenant has knowledge of or receives any notice of (1) the happening of any event involving the use, spill, discharge, or cleaning up of any hazardous material (a "hazardous discharge") or (2) any complaint, order, citation, or notice with regard to air emissions, water discharges, noise emissions, or any other environmental, health, or safety matter affecting Tenant, the Premises or Vogt Industrial Commons (an "environmental complaint") from any person or entity, including, without limitation, the United States Environmental Protection

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Agency ("EPA"), Tenant shall give immediate written notice thereof to Landlord disclosing full details of same. If Tenant breaches the obligations stated in this paragraph, or if the presence of Hazardous Materials on the Premises caused or permitted by Tenant results in contamination of the Premises and/or Vogt Industrial Commons, or if contamination of the Premises by hazardous material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, the Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises, damages for the loss or restriction on use of rentable or useable space or of any amenity of the Premises, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the lease term as the result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in, on or under the Premises. The indemnity obligations of Tenant under this Section I shall survive any termination of this Lease. Landlord understands that Tenant may use Hazardous Material in the normal and ordinary course of its business and Landlord gives permission for Tenant to do so without relieving Tenant any of the responsibilities and requirements of this Lease or any federal, state or local laws which govern Hazardous Material. Tenant agrees to provide Landlord a list of all such Hazardous Materials fifteen (15) days prior to the Commencement Date and further agrees to update said list as Landlord may require. Tenant agrees to register with the Air Pollution Control District of Jefferson County prior to the Commencement Date and provide Landlord with proof of such registration.

     J. Nuisance

        Tenant shall use the property in a careful and proper manner complying with all laws, ordinances, and regulations relating to the possession and maintenance of the Premises, and shall not maintain or cause to be maintained any nuisance on the Premises.

        Tenant agrees that it will comply with (i) Landlord's policies and regulations relating to the alcohol, drugs and firearms on the Premises, and
(ii) Landlord's policies and regulations relating to security on the Premises, including but not limited to policies regarding sign-in and the use and display of identification badges in connection with enforcement of such policies. A copy of these policies and regulations (which are subject to periodic change) are attached hereto, made a part hereof, and marked "Exhibit "B".

     K. Indemnification of Landlord

        Tenant shall indemnify and hold Landlord harmless from and against all claims, actions, proceedings, costs, damages, and liabilities (including attorney fees, and including any damage caused by the release of pollutants or contaminants into the environment of the Premises or surrounding the Premises) and arising out of, connected with, or resulting from the occupancy, use, or condition of the Premises. The indemnity obligations of Tenant under this section (K) shall survive any termination of this lease.

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        Except with respect to the gross negligence or the intentional acts of
Landlord, its agents and employees, Landlord shall not be liable for any loss of, or damage to, property of Tenant or of others located in the Premises or the Vogt Industrial Commons, by theft or otherwise, nor for any loss or damage whatsoever to any property which Tenant could remove at the end of the terms as provided in section (U) hereof; Landlord shall not be liable for any injury or damage to persons or property or to the interior of the Premises resulting from fire, explosion, falling plaster, gas, steam, electricity, water, rain or snow or leaks from any part of the premises or from pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause whatsoever; Landlord shall not be liable for any such injury or damage caused by other person(s) either in the Premises or elsewhere in the Vogt Industrial Commons, or by occupants of property adjacent to the Vogt Industrial Commons, or by the public, or by operations in the construction of any private, public or quasi-public work.

     L. Force Majeure

        In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure or power, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, the performance of such acts shall be excused for the period of the delay and the period for the performance of any such acts shall be extended for a period equivalent to the period of such delay. The provisions of this Section L shall not operate to excuse Tenant from prompt payment of rent, additional rent or any other payments required by the terms of this Lease.

     M. Damage or Destruction

        If all or any part of the Premises shall be damaged or destroyed by fire or other casualty, this Lease shall continue in full force and effect, unless terminated as hereinafter provided. Notwithstanding anything to the contrary contained in this section or elsewhere in this Lease, Landlord may terminate this Lease by sending written notice to Tenant within 30 days following such damage or destruction if:

        1. The Premises or the building in which the Premises is located shall be destroyed or damaged as a result of an occurrence which is not covered by Landlord's insurance; or

        2.   The Premises shall be damaged or destroyed during the last twelve
           (12) months of the term or any renewals thereof; or

        3. Any or all of the buildings or common areas of the Vogt Industrial Commons are damaged (whether or not the Premises are damaged) to such an extent that, in the sole judgment of Landlord, Vogt Industrial Commons cannot be operated as an economically viable unit.

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     N. Insurance

        Tenant covenants that it will carry and maintain automobile liability insurance with bodily injury limits of $1,000,000 each person and $1,000,000 each accident, property damage limit of $1,000,000, naming Landlord as an additional insured.

        Tenant shall carry and maintain during the term of this Lease, at Tenant's sole expense, comprehensive general liability insurance in a combined single limit amount of not less than $1,000,000 per occurrence for bodily injury or death of any person or persons on the Premises or property damage to the Premises and property damage and a $5,000,000 umbrella policy, insuring both Landlord and Tenant against liability arising out of the use, occupancy and maintenance of the Premises.

        Tenant covenants that it will carry Workers' Compensation Insurance and Employer's Liability Insurance in an amount in accordance with the laws of the state in which the Tenant may be required to pay compensation.

        Insurance certificates must be obtained and delivered to Landlord within 10 days of possession of Premises, and must provide evidence that Landlord has been added as an insured and that required policy limits are in force. Current Certificates shall be provided to Landlord during the term of Lease. Tenant shall make available to Landlord, upon request, documents indicating that insurance premiums on the above-described policy have been paid.

     O. Maintenance, Repair, and Alteration

        Tenant, at its own expense, shall keep and maintain the Premises in as good order, condition and state of repair as when received normal wear and tear excepted.

        Tenant shall make no alterations, additions, or improvements to the Premises; without first obtaining the prior written consent of Landlord. All alterations, additions, and improvements made by Tenant shall become the property of the Landlord upon the making thereof and shall be surrendered to Landlord upon the termination of this Lease without compensation to Tenant.

        Within a reasonable period after receipt of written notice from the Tenant of the need therefor, Landlord shall make necessary structural repairs to the roof, exterior walls (excluding the exterior of and the frames surrounding all windows, door, plate glass and signs) of the Premises; necessary repairs to plumbing, pipes and conduits located outside the Premises or in the Common Areas; and necessary repairs to sidewalks, parking areas and curbs. Landlord shall not be required to make any repairs where such repairs are made necessary by any act or omission or negligence of Tenant, or concessionaire of Tenant, or their respective employees, agents, invites, licensees, visitors or contractors, or by fire or other casualty or condemnation (except as provided in section (M).

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        If (i) Tenant does not repair the Premises properly as required hereunder and to the reasonable satisfaction of Landlord, or (ii) Landlord, in the exercise of its sole discretion, determines that emergency repairs are necessary to the Premises, or (iii) repairs or replacements to the Vogt Industrial Commons, the building or the Premises are made necessary by any act or omission or negligence of Tenant, its agents, employees, concessionaires, contractors, invites, licensees or visitors, then in any such event Landlord may make such repairs without liability to Tenant for loss or damage that occurs to Tenant's equipment, fixtures, or other property or to Tenant's business by reason thereof, and Tenant shall pay Landlord upon demand the total cost of such repairs plus interest in the amount of the lesser of (i) sixteen percent (16%) per annum or (ii) the maximum interest rate permitted by law, from the date such costs are incurred by Landlord until repaid by Tenant.

        If any or all of the Premises require repair(s) valued at more than the sum of 12 months Rent, Landlord, at its option, may perform the repairs or may terminate this Lease by sending 30 days written notice to Tenant. Such termination is to be effective 30 days after such notice.

     P. Liens

        1. Mechanics' and materialmen's liens

           Tenant shall keep the Premises and the Vogt Industrial Commons free and clear from any and all liens, encumbrances, claims, or demands for work performed, material furnished, or operations conducted at the request of Tenant.

        2. Equipment and trade fixture liens

           Tenant agrees that all equipment and trade fixtures installed in and on the Premises during the term of this Lease or any extension of this Lease shall not be made the subject of any lien or encumbrance, except those given to secure purchase money, security interests in such equipment or trade fixtures. All equipment and trade fixtures so installed by or for Tenant shall be deemed to be personal property and shall not become a part of the Premises. However, at the end of the term of this Lease, or any extension to this Lease, Tenant shall be responsible for any damage to the Premises that may be occasioned by the installation or removal of such trade fixtures and equipment.

        Landlord agrees that it shall execute and deliver a Landlord's subordination to the holder of any such security interest the effect of which shall subordinate Landlord's lien with respect to such equipment and trade fixtures.

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        Q. Inspection/Access

           Landlord or its representative shall have the right, but not the duty, to enter the Premises at any reasonable time to inspect the Premises for the purpose of determining whether Tenant is complying with the terms of this Lease or any other purpose to protect Landlord's interest in the Premises. Landlord and/or Landlord's contractors shall have security and maintenance access at all times.

        R. Taxes and Utilities

           Landlord shall pay all real estate taxes imposed upon the Premises by reason of ownership. Tenant shall pay prior to delinquency all taxes levied against or assessed upon its trade fixtures, furnishings, equipment and all other personal property of Tenants contained in the Premises or which arise out of Tenant's possession or use of the Premises, together with any penalties or interest which may be assessed therewith.

           All utilities are included in the monthly rental.

           Voice telephone service (other than call center or other constant use) will be provided at a base charge of $500 plus $10 for each extension for the first 50 estensions. Any extensions over 50 will be billed at $20 per extension. Long distance will be billed at cost to Landlord (inclusive of applicable charges, fees and taxes) plus $.02 per minute. Service for fax, modem or other non-voice use by one extension for more than 90 minutes per day is available upon payment of installation charges and monthly fees. Tenant may use existing instruments in place, however, any additional instruments or replacements will be at Tenant's cost. All costs of programming, wiring or moving for Tenant's phones will be billed to Tenant.

           Landlord makes no representation or warranty that any services or utilities will be free from shortages, failures or interruptions caused by repairs, maintenance, replacements, changes of service, labor controversies, accidents or other causes beyond the Landlord's control and Landlord shall not be liable to Tenant for any such shortages, failures or interruptions. Overtime charges may be assessed for service at times not listed and on holidays. Prior arrangements are necessary for weekend or holiday availability. Landlord reserves the right, with reasonable notification to Tenant, to modify services provided to Tenant by Landlord.

        S. Termination and Default

           Upon the expiration of the term of this Lease, the Lease shall automatically terminate unless Tenant has elected to extend the lease pursuant to the terms and provisions of paragraph (S). Landlord may terminate the Lease prior to the expiration of the Lease term if Tenant fails to perform any of the covenants set forth herein, by delivering notice of its intention to terminate to Tenant 10 days prior to the date in which such termination is to become effective. Upon the termination of this Lease, all of Tenant's rights in the Premises shall cease and Landlord, or its successors or assigns may re-enter and take possession of the Premises, evict Tenant, and shall hold the Premises free of all claim of Tenant. Notwithstanding such termination upon default

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by Tenant, Landlord shall have the right to exercise such other rights and remedies as are provided by law or in equity.

        T. Renewal Option For First Renewal Term

           Provided Tenant is not in default, Tenant shall have the right, to be exercised as provided below, to extend the term of this Lease for one successive period of twelve (12) months.

           Tenant shall exercise its right to renewal in the following manner:

           1. At least three (3) months prior to the expiration of the initial term, Tenant shall notify Landlord in writing of its election to exercise the right to renew the term of this Lease; and

           2. On the giving of such notice, this Lease shall, subject to the terms of this provision, be deemed to be renewed and the term thereof renewed for a period of twelve (12) months from the date of expiration of the initial term, without the execution of any further lease or instrument, subject to Landlord's option to increase the rent a maximum of five percent (5%).

        U. Renewal Option For Second, Third and Fourth Renewal Term

           Provided Tenant is not in default, Tenant shall have the right, to be exercised as provided below, to extend the term of this Lease for three (3) successive periods of twelve (12) months each on the following terms and conditions:

           1. No default is existing or continuing in the performance of any of the terms of this Lease;

           2. Each renewal term shall be on the same terms covenants and conditions as provided in this Lease except that there shall be no privilege to extend the term of this Lease for any period of time beyond the expiration of the third renewal term and subject in each renewal term to the Landlord's option to increase the rent equal to the rental rate which Landlord is then leasing comparable space in the Vogt Industrial Commons to new Tenant's above the rent charged in the previous term; and

           3. With respect to the second and each subsequent renewal term, this lease shall have previously been renewed for the first and each immediately preceding renewal term respectively.

           Tenant shall exercise its right to renewal in the following manner:

           1. At least three (3) months prior to the expiration of the initial term, and at least three (3) months prior to the expiration of any extended term, Tenant

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             shall notify Landlord in writing of its election to exercise the right to renew the term of this Lease for the second, third and fourth renewal term, as the case may be; and

           2. On the giving of such notice, this Lease shall subject to the terms of this provision, be deemed to be renewed and the term thereof renewed for a period of twelve (12) months from the date of expiration of the initial renewal term or from the date of expiration of the renewal term during which such notice is given, as the case may be, without the execution of any further lease or instrument, provided however, that notwithstanding anything to the contrary set forth herein the Lease term for the second or third renewal term, as the case may be, shall terminate 6 months after either Landlord or Tenant advises the other, in writing, of its intent to terminate under the provisions of this paragraph.

        V. No Waiver of Default

           Failure of Landlord to exercise any of the remedies afforded it by virtue of this Lease or which are otherwise available to it shall not constitute a waiver of any default hereunder and the acceptance of rent by the Landlord shall not constitute a waiver of any default which has taken place at any time prior to such acceptance.

        W. Surrender of Premises

           At the expiration of this Lease, Tenant shall surrender the Premises in good condition and repair, normal wear and tear excepted, and Tenant shall surrender all keys for the Premises to Landlord at the place then fixed for payment of rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease.

           Prior to the expiration or sooner termination of this Lease, Tenant shall remove any and all trade fixtures, equipment and other unattached items which Tenant may have left in the Premises and which are susceptible to being moved without damage to the building. Tenant shall repair any damage to the Premises caused by its removal of such fixtures and movables. In the event Tenant does not make such repairs, Tenant shall be liable for and agrees to pay Landlord's costs and expense in making such repairs, together with a sum equal to twenty percent (20%) of such cost and expenses to cover Landlord's overhead in making such repairs for Tenant. Tenant shall not remove any plumbing or electrical fixtures or equipment, heating or air conditioning equipment, floor coverings (included, but not limited to wall to wall carpeting, walls or ceilings, all of which shall be deemed to constitute a part of the interest and estate of the Landlord), nor shall Tenant remove any fixture or machinery that were furnished or paid for by Landlord whether initially installed or replaced. The Premises shall be left in a broomclean condition. If Tenant shall fail to remove its trade fixtures and other property not as provided in this section (W) such fixtures and other property not removed by Tenant shall be deemed abandoned by Tenant and, at the option of the Landlord, shall become the property of the

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Landlord, or may be removed by Landlord at the Tenant's expense, or sold or otherwise disposed of, in which event the proceeds of such sale or other disposition shall belong to Landlord.

        X. Holdover by Tenant

           In the event that Tenant shall hold over in the Premises after any termination of this Lease pursuant to the provisions hereof, or any expiration of the term (or extension thereof), such holding over shall be deemed to have created a tenancy from month-to-month terminable on thirty (30) days written notice by either party, subject to all the terms and provisions of this Lease. However, the monthly rental during such hold over term shall be computed on the basis of (1/8) of the sum of all rents payable by Tenant to Landlord during the last twelve (12) months of the term (including, but not limited to, rent) and all other additional charges provided by this Lease. If Tenant fails to surrender the Premises upon termination of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall indemnify Landlord and hold Landlord harmless from loss or liability resulting from such failure, including, without limitation, any claims made by any succeeding Tenant founded on such failure.

        Y. Lien of Landlord for Rent, Taxes and Other Sums

           Landlord shall have and Tenant hereby grants, a security interest in any furnishings, equipment, fixtures, inventory, accounts receivable, and other personal property of any kind belonging to Tenant, or the equity if Tenant herein, located on or derived from activities conducted in or upon the Premises. The security interest is granted for the purpose of securing the payment of rent, other charges, assessments, penalties and damages herein covenanted to be paid by Tenant, and for the purpose of securing the performance of all other obligations of the Tenant hereunder. Upon Tenant's default or breach of any covenants of this Lease, Landlord shall have all remedies available under the laws of the State of Kentucky, including, but not limited to, the right to take possession of the above mentioned property and dispose of it by sale in a commercially reasonable manner. Tenant hereby agrees to sign a Financing Statement, at Landlord's request, for the purpose of serving notice to third parties of the security interest herein granted.

        Z. Provisions Severable

           If any terms or provisions of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be effected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

       AA. Governing Law

           This Lease shall be governed and construed in accordance with the laws of the Commonwealth of Kentucky.

       BB. Binding Agreement

           This lease will be binding upon and insure to the benefit of Landlord and Tenant and their respective successors and assigns. Section headings used herein are for convenience only and will not affect the construction of this Lease. Any provision herein that may prove to be limited or unenforceable under applicable law shall not affect the validity or enforcement of the remainder of such provision or of any other provision.

       CC. Notices

           Any communications between Landlord and Tenant, payments, and notices to be given or made shall be mailed to Landlord at 1000 West Ormsby, Louisville, Kentucky 40210, Attention: Frank Horlander, Facilities Manager, and Tenant at 1000 West Ormsby, Louisville, Kentucky 40210, Attention: Kent Oyler or to such other addresses as either party may indicate in writing.

       DD. Lease as Entire Agreement

           This Lease contains all of the agreements between the parties hereto, and it may not be modified other than by agreement in writing signed by all parties hereto, as their successors in interest. All prior conversations or writings between the parties hereto or their representatives with respect to the Premises are merged herein and extinguished. Tenant acknowledges that it has not relied on any representations or statements of opinion or fact by Landlord or its agents or employees in entering into this lease other than as may be expressly provided herein. The terms, covenants and conditions contained herein shall insure to the benefit of, and be binding upon, the Landlord and Tenant and their respective successors and assigns, except as may be otherwise expressly provided in this Lease.

       EE. Broker's Commission

           Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease and covenants to pay, hold harmless and indemnify Landlord from and against any and all costs, expense or liability for any compensation, commissions and charges claimed by any broker or agent with respect to this Lease or the negotiation thereof.

       FF. Time is of the Essence.

           Time is of the essence of this Lease.

       GG. Condemnation

           If the whole of the Premises shall be taken by or pursuant to governmental authority or through exercise of the right of eminent domain or sold under threat thereof, this Lease shall terminate effective upon the date of the taking or sale, respectively, and all obligations of Landlord and Tenant otherwise accruing after the date of such termination, shall be discharged. If a part of the Premises is so taken or sold and the balance of the Premises is not suitable for the continued operation of such business as is permitted by this Lease, Landlord or Tenant may elect to terminate this Lease provided written notice of such election is given by landlord or Tenant, respectively, to the other, within thirty (30) days after the date of such taking or sale. In the event no such notice of termination is given, this Lease shall continue but the rent hereunder shall be reduced in proportion to the reduction of the area of the Premises caused by such taking. If a part of the building is which the Premises is located is so taken or sold with the result that, in the reasonable opinion of Landlord, it is not practical or not commercially reasonable to operate the balance of the Building for lease space, then Landlord may elect to terminate this Lease by written notice of such election given to Tenant within thirty (30) days of such taking or sale. All proceeds of any condemnation award or sale made under threat of condemnation shall be the property of Landlord; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removal of personal property.

       HH. Subordination and Attornment

           This Lease, at Landlord's option, shall be subordinate to any mortgage, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to any and all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee shall elect to have this Lease prior to the lien of its mortgage, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, whether this Lease is dated prior to or subsequent to the date of such mortgage or the date of recording thereof. Tenant agrees to execute and Landlord covenants to obtain the execution of any mortgagee to instruments reasonably required to effectuate such attornment, subordination and non-disturbance agreement or priority agreement, as the case may be.

       II. Attorneys Fees.

           If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal shall be entitled to its reasonable attorney's fees to be paid by the losing party.

       JJ. Waiver of Subrogation

           Landlord and Tenant waive any all claim and right of recovery against the other and all persons claiming by, through or under them to the extent that such claim or right of recovery is covered by insurance, and all insurance policies carried by either party covering the Demised Premises, including, without limitation, contents, fire and casualty insurance, shall expressly waiver any right of the insurer to proceed against the other party.


           IN WITNESS WHEREOF, each party has caused this Lease to be executed this 27th day of April 1998.



ATTEST:                                     HENRY VOGT MACHINE CO.

       /s/ Cheryl Gaus                             /s/ Henry V. Heuser, Jr.
--------------------------------            -----------------------------------
                                            By:
                                                          Chairman
                                            -----------------------------------
                                            Its:


ATTEST:                                     HIGH SPEED ACCESS CORP.

       /s/ Charyl Gaus                                /s/ Kent Oyler
--------------------------------            -----------------------------------
                                            By:
                                                           CEO
                                            -----------------------------------
                                            Its:

                                  SCHEDULE "I"
                             Landlord's Improvements



Landlord shall make the following improvements: None.

Existing partitions in place are available for Tenant's use at no additional charge during the term of the Lease. Any expense for reconfiguring, maintenance, repair or removal will be borne by Tenant.

                            FIRST AMENDMENT TO LEASE


Amendment made as of May 1, 1998, between Henry Vogt Machine Co., of 1000 W. Ormsby Avenue, Louisville, Jefferson County, Kentucky, (herein referred to as Lessor), and High Speed Access Corp, 1000 W. Ormsby Avenue, Louisville, Kentucky 40210, (herein referred to as Lessee.)

RECITALS

1.   Lessor and Lessee entered into a lease on April 1, 1998 (the "Lease").

2. It is the desire of the parties to amend the Lease to add space located on the third floor for an Operations Center, as follows:

         Section B: The first sentence of Section B is amended in its entirety to read: Tenant in consideration of the Lease, agrees to pay to Landlord in check or certified funds the sum of $3,601 per month as rent beginning on the Commencement Date, and the sum of $5,261 per month as rent beginning on May 1, 1998 and continuing every month thereafter during the term of the Lease.

         Section C: The first sentence of Section C is hereby amended in its entirety to read: The Premises shall consist of the space marked on Exhibits A and A-1 which are incorporated here by reference. The second sentence of Section C is hereby amended in its entirety to read: The Premises contain approximately 8,240 square feet of office area. The third paragraph of Section C (Item 2) is amended in its entirety to read: Assigned parking for up to 25 cars in the 10th street parking lot; plus two spots in the parking garage.

3. In consideration of the mutual covenants contained herein, the parties agree as follows:

     a) Lessor and Lessee hereby adopt, ratify, and confirm the Lease as it is hereby amended.

     b) These provisions shall extend to and be binding on the heirs, legal representatives, successors, and assigns of both parties hereto.

     c) This amendment shall be incorporated into the Lease and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this subsequent agreement.

In witness whereof, the parties have executed this agreement at Louisville, Kentucky the day and year first above written.


ATTEST:                                     HENRY VOGT MACHINE CO.

      /s/ Cheryl Gaus                             /s/ Henry V. Heuser, Jr.
--------------------------------            -----------------------------------
                                            By:
                                                         Chairman
                                            -----------------------------------
                                            Its:


ATTEST:                                     HIGH SPEED ACCESS CORP.

      /s/ Cheryl Gaus                                  /s/ Kent Oyler
--------------------------------            -----------------------------------
                                            By:
                                                            CEO
                                            -----------------------------------
                                            Its:

                           SECOND AMENDMENT TO LEASE



Amendment made as of June 1, 1998, between Henry Vogt Machine Co., of 1000 W. Ormsby Avenue, Louisville, Jefferson County, Kentucky, (herein referred to as Lessor), and High Speed Access Corp, 1000 W. Ormsby Avenue, Louisville, Kentucky 40210, (herein referred to as Lessee.)

RECITALS

1. Lessor and Lessee entered into a lease on April 1, 1998 (the "Lease").

2. It is the desire of the parties to amend the Lease to add space located on the second floor adjacent to its existing Premises, as follows:

     Section B: The first sentence of Section B is amended in its entirety to read: Tenant in consideration of the Lease, agrees to pay to Landlord in check or certified funds the sum of $3,601 per month as rent beginning on the Commencement Date, $5,261 beginning on May 1, 1998 and $6,079 beginning on June 1, 1998 and continuing every month thereafter during the term of the Lease.

     Section C: The first sentence of Section C is hereby amended in its entirety to read: The Premises shall consist of the space marked on Exhibits A and A-1 which are incorporated here by reference. The second sentence of Section C is hereby amended in its entirety to read: The Premises contain approximately 9,486 square feet of office area. The third paragraph of Section C (Item 2) is amended in its entirety to read: Assigned parking for up to 28 cars in the 10th street parking lost; plus two spots in the parking garage.

3. In consideration of the mutual covenants contained herein, the parties agree as follows:

      a) Lessor and Lessee hereby adopt, ratify, and confirm the Lease as it is hereby amended.

      b) These provisions shall extend to and be binding on the heirs, legal representatives, successors, and assigns of both parties hereto.

     c) This amendment shall be incorporated into the Lease and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this subsequent agreement.

In witness whereof, the parties have executed this agreement at Louisville, Kentucky the day and year first above written.


ATTEST:                                     HENRY VOGT MACHINE CO.

        /s/ Cheryl Gaus                           /s/ Henry V. Heuser, Jr.
--------------------------------            -----------------------------------
                                            By:

                                                          Chairman
                                            -----------------------------------
                                            Its:


ATTEST:                                     HIGH SPEED ACCESS CORP.

        /s/ Cheryl Gaus                                /s/ Kent Oyler
--------------------------------            -----------------------------------
                                            By:

                                                            CEO
                                            -----------------------------------
                                            Its:

                            THIRD AMENDMENT TO LEASE


Amendment made as of July 20, 1998, between Henry Vogt Machine Co., of 1000 W. Ormsby Avenue, Louisville, Jefferson County, Kentucky, (herein referred to as Lessor), and High Speed Access Corp, 1000 W. Ormsby Avenue, Louisville, Kentucky 40210, (herein referred to as Lessee.)

RECITALS

1.   Lessor and Lessee entered into a lease on April 1, 1998 (the "Lease").

2. It is the desire of the parties to amend the Lease to add space located on the second floor adjacent to its existing Premises, as follows:

           Section B: The first sentence of Section B is amended in its entirety to read: Tenant in consideration of the Lease, agrees to pay to Landlord in check or certified funds the sum of $3,601 per month as rent beginning on the Commencement Date, $5,261 beginning on May 1, 1998, $6,079 beginning on June 1, 1998 and $7078 beginning on July 20, 1998 and continuing every month thereafter during the term of the Lease.

           Section C: The first sentence of Section C is hereby amended in its entirety to read: The Premises shall consist of the space marked on Exhibits A, A-1 and A-2 which are incorporated here by reference. The second sentence of Section C is hereby amended in its entirety to read: The Premises contain approximately 10909 square feet of office area. The third paragraph of Section C (Item 2) is amended in its entirety to read: Assigned parking for up to 33 cars in the 10th street parking lot; plus two spots in the parking garage.


3. In consideration of the mutual covenants contained herein, the parties agree as follows:

     a) Lessor and Lessee hereby adopt, ratify, and confirm the Lease as it is hereby amended.

     b) These provisions shall extend to and be binding on the heirs, legal representatives, successors, and assigns of both parties hereto.

     c) This amendment shall be incorporated into the Lease and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this subsequent agreement.


In witness whereof, the parties have executed this agreement at Louisville, Kentucky the day and year first above written.


ATTEST:                                    HENRY VOGT MACHINE CO.

/s/ Cheryl Gaus                            /s/ Henry V. Heuser, Jr.
--------------------------                 ----------------------------------
                                           By:

                                           Chairman
                                           ----------------------------------
                                           Its:


ATTEST:                                    HIGH SPEED ACCESS CORP.

/s/ Cheryl Gaus                            /s/ Kent Oyler
--------------------------                 ----------------------------------
                                           By:

                                           CEO
                                           ----------------------------------
                                           Its:

                            FOURTH AMENDMENT TO LEASE


Amendment made as of September 1, 1998, between Henry Vogt Machine Co., of 1000
W. Ormsby Avenue, Louisville, Jefferson County, Kentucky, (herein referred to as Lessor), and High Speed Access Corp, 1000 W. Ormsby Avenue, Louisville, Kentucky 40210, (herein referred to as Lessee.)

RECITALS

1.   Lessor and Lessee entered into a lease on April 1, 1998 (the "Lease").

2. It is the desire of the parties to amend the Lease to add space located on the first floor, as follows: In addition to the Premises and rentals provided for in the Lease, as previously amended, Tenant may add to its Premises, on a month to month basis, the space marked on Exhibit A-3, attached and incorporated here by reference, for an additional payment of $505 in rent per month during the term of this occupancy. Tenant or Landlord may end this month to month tenancy upon 30 days prior written notice.

3. In consideration of the mutual covenants contained herein, the parties agree as follows:

     a) Lessor and Lessee hereby adopt, ratify, and confirm the Lease as it is hereby amended.

     b) These provisions shall extend to and be binding on the heirs, legal representatives, successors, and assigns of both parties hereto.

     c) This amendment shall be incorporated into the Lease and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this subsequent agreement.

In witness whereof, the parties have executed this agreement at Louisville, Kentucky the day and year first above written.


ATTEST:                                     HENRY VOGT MACHINE CO.

      /s/ Cheryl L. Gaus                          /s/ Stephanie Smith
--------------------------------            -----------------------------------
                                            By:
                                                 Director of Operations
                                            -----------------------------------
                                            Its:


ATTEST:                                     HIGH SPEED ACCESS CORP.

      /s/ John G. Hundley                            /s/ Kent Oyler
--------------------------------            -----------------------------------
        VP/Gen. Counsel                     By:
                                                           CEO
                                            -----------------------------------
                                            Its:

                            FIFTH AMENDMENT TO LEASE

Amendment made as of November 1, 1998, between Henry Vogt Machine Co., of 1000
W. Ormsby Avenue, Louisville, Jefferson County, Kentucky, (herein referred to as Lessor), and High Speed Access Corp, 1000 W. Ormsby Avenue, Louisville, Kentucky 40210, (herein referred to as Lessee.)

RECITALS

1.   Lessor and Lessee entered into a lease on April 1, 1998 (the "Lease").

2. It is the desire of the parties to amend the Lease to add space located on the first floor, as follows: In addition to the Premises and rentals provided for in the Lease, as previously amended, Tenant may add to its Premises, on a month to month basis, the space marked on Exhibit A-4, attached and incorporated here by reference, for an additional payment of $1036.25 in rent per month during the term of this occupancy. Tenant or Landlord may end this month to month tenancy upon 30 days prior written notice.

3. In consideration of the mutual covenants contained herein, the parties agree as follows:

     a) Lessor and Lessee hereby adopt, ratify, and confirm the Lease as it is hereby amended.

     b) These provisions shall extend to and be binding on the heirs, legal representatives, successors, and assigns of both parties hereto.

     c) This amendment shall be incorporated into the Lease and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this subsequent agreement.

In witness whereof, the parties have executed this agreement at Louisville, Kentucky the day and year first above written.


ATTEST:                                     HENRY VOGT MACHINE CO.

   /s/ Henry V. Heuser, Jr.                        /s/ Stephanie Smith
--------------------------------            -----------------------------------
                                            By:
                                                  Director of Operations
                                            -----------------------------------
                                            Its:


ATTEST:                                     HIGH SPEED ACCESS CORP.

      /s/ John G. Hundley                           /s/ George Willett
---------------------------------           -----------------------------------
      Assistant Secretary                   By:
        General Counsel
                                                          CFO
                                            -----------------------------------
                                            Its:

                            SIXTH AMENDMENT TO LEASE

Amendment made as of January 1, 1999, between Henry Vogt Machine Co., of 1000 W. Ormsby Avenue, Louisville, Jefferson County, Kentucky, (herein referred to as Lessor), and High Speed Access Corp, 1000 W. Ormsby Avenue, Louisville, Kentucky 40210, (herein referred to as Lessee.)

RECITALS

1.   Lessor and Lessee entered into a lease on April 1, 1998 (the "Lease").

2. It is the desire of the parties to amend the Lease to add space located on the second floor, as follows: In addition to the Premises and rentals provided for in the Lease, as previously amended, Tenant may add to its Premises the space marked on Exhibit A-5, attached and incorporated here by reference, for an additional payment of $1123.75 in rent per month during the term of this occupancy. In addition, since Tenant now effectively occupies the entire second floor, the common area of 2,833 square feet is included in the Lease Premises for an additional $361.00 per month. The total rent for all HSA Premises as of January 1, 1998 is $10,104.00 per month.

3. In consideration of the mutual covenants contained herein, the parties agree as follows:

     a) Lessor and Lessee hereby adopt, ratify, and confirm the Lease as it is hereby amended.

     b) These provisions shall extend to and be binding on the heirs, legal representatives, successors, and assigns of both parties hereto.

     c) This amendment shall be incorporated into the Lease and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this subsequent agreement.

In witness whereof, the parties have executed this agreement at Louisville, Kentucky the day and year first above written.

ATTEST:                                     HENRY VOGT MACHINE CO.

      /s/ Cheryl L. Gaus                         /s/ Henry V. Heuser, Jr.
--------------------------------            -----------------------------------
                                            By:
                                                        Chairman
                                            -----------------------------------
                                            Its:


ATTEST:                                     HIGH SPEED ACCESS CORP.

       /s/ John Hundley                               /s/ Kent Oyler
--------------------------------            -----------------------------------
                                            By:
                                                         1/11/99
                                            -----------------------------------
                                            Its:

                           SEVENTH AMENDMENT TO LEASE


Amendment made as of March 15, 1999, between Henry Vogt Machine Co., of 1000 W. Ormsby Avenue, Louisville, Jefferson County, Kentucky, (herein referred to as Lessor), and High Speed Access Corp, 1000 W. Ormsby Avenue, Louisville, Kentucky 40210, (herein referred to as Lessee.)

RECITALS

1.   Lessor and Lessee entered into a lease on April 1, 1998 (the "Lease").

2. It is the desire of the parties to amend the Lease to add space located on the first floor, as follows: In addition to the Premises and rentals provided for in the Lease, as previously amended, Tenant may add to its Premises the space marked on Exhibit A-7, attached and incorporated here by reference, for an additional payment of $159.38 in rent per month during the term of this occupancy.

3. In consideration of the mutual covenants contained herein, the parties agree as follows:

     a) Lessor and Lessee hereby adopt, ratify, and confirm the Lease as it is hereby amended.


     b) These provisions shall extend to and be binding on the heirs, legal representatives, successors, and assigns of both parties hereto.

     c) This amendment shall be incorporated into the Lease and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this subsequent agreement.

In witness whereof, the parties have executed this agreement at Louisville, Kentucky the day and year first above written.

ATTEST:                                     HENRY VOGT MACHINE CO.

      /s/ Cheryl L. Gaus                           /s/ Stephanie Smith
--------------------------------            -----------------------------------
                                            By:
                                                  Director of Operations
                                            -----------------------------------
                                            Its:


ATTEST:                                     HIGH SPEED ACCESS CORP.

      /s/ John G. Hundley                          /s/ Geporge Willett
--------------------------------            -----------------------------------
     Assistant Secretary                    By:
                                                          CFO
                                            -----------------------------------
                                            Its: